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                                                                    EXHIBIT 99.2
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Greater Bay Bancorp and Subsidiaries
Interim Financial Data - Condensed Statement of Operations
For the Period January 1, 2000 through February 29, 2000
(dollars in thousands)

Net interest income                                           $   23,412
Provision for loan losses                                          4,259
                                                              -----------

Net interest income after provision for loan losses               19,153
                                                              -----------

Other income - recurring                                           4,463
Other income - warrant income                                      5,049
                                                              -----------

Total other income                                                 9,512
                                                              -----------

Operating expenses - recurring                                    12,740
Merger and other related nonrecurring expenses                     3,881
                                                              -----------

Total operating expenses                                          16,621
                                                              -----------

Net income before provision for income taxes                      12,044
Provision for income taxes                                         4,712
                                                              -----------

    Net income                                                $    7,332
                                                              ===========

The results presented above have been restated on a pooling of interests basis to include the consolidated results of Mt. Diablo Bancshares, the parent of Mt. Diablo National Bank, which was acquired by Greater Bay Bancorp in January 31, 2000
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                              GREATER BAY BANCORP
                     February 29, 2000 - FINANCIAL SUMMARY
                 ($ in 000's, except share and per share data)

-----------------------------------------------------------------------------------------------------------------------------------
SELECTED CONSOLIDATED FINANCIAL CONDITION DATA:
                                                                     Feb 29       Dec 31     Sept 30      June 30        Mar 31
                                                                       2000         1999        1999         1999          1999
                                                                 -----------  -----------  ----------  -----------  ------------
Cash and Due From Banks                                          $   132,863  $   107,591  $  121,742  $   114,398  $     98,553
Investments                                                          873,984      725,976     695,015      675,288       621,728
Loans:
      Commercial                                                     841,159      810,399     750,895      707,024       651,860
      Term Real Estate - Commercial                                  493,295      484,076     441,510      373,443       369,663
                                                                 -----------  -----------  ----------  -----------  ------------
         Total Commercial                                          1,334,454    1,294,475   1,192,405    1,080,467     1,021,523
      Construction                                                   440,925      417,326     347,715      315,408       272,300
      Real Estate - Other                                             95,026       92,688      98,336      100,511        90,417
      Consumer and Other                                             120,558      123,528     111,305      109,758       105,329
      Deferred Loan Fees, Net                                         (6,961)      (6,840)     (6,230)      (5,818)       (5,598)
                                                                 -----------  -----------  ----------  -----------  ------------
        Total Loans                                                1,984,002    1,921,177   1,743,531    1,600,326     1,483,971
        Allowance for Loan Losses                                    (44,633)     (40,421)    (29,187)     (26,866)      (26,866)
                                                                 -----------  -----------  ----------  -----------  ------------
      Total Loans, Net                                             1,939,369    1,880,756   1,710,503    1,571,139     1,457,105
Other Assets                                                         144,556      131,765     114,090      103,326        92,908
                                                                 -----------  -----------  ----------  -----------  ------------
Total Assets                                                     $ 3,090,772  $ 2,846,088  $2,641,350  $ 2,464,151  $  2,270,294
                                                                 ===========  ===========  ==========  ===========  ============
Deposits:
      Demand, Non-Interest Bearing                               $   573,566  $   514,482  $  468,674  $   416,978  $    397,632
      NOW, MMDA and  Savings                                       1,669,088    1,463,517   1,374,684    1,258,623     1,124,487
      Time Certificates, $100,000 and over                           422,480      434,540     403,679      368,020       346,372
      Other Time Certificates                                         93,135       93,847     112,446      112,364       115,269
                                                                 -----------  -----------  ----------  -----------  ------------
        Total Deposits                                             2,758,269    2,506,386   2,368,400    2,155,985     1,983,760
                                                                 -----------  -----------  ----------  -----------  ------------
Other Borrowings                                                      47,100       69,100      52,678       90,635        72,735
Other Liabilities                                                     52,909       47,007      33,582       28,234        27,739
                                                                 -----------  -----------  ----------  -----------  ------------
        Total Liabilities                                          2,858,278    2,622,493   2,445,743    2,274,854     2,084,234
                                                                 -----------  -----------  ----------  -----------  ------------
Long-term Subordinated Debt                                                -            -           -            -             -
Trust Preferred Securities                                            50,000       50,000      50,000       50,000        50,000
Stockholders' Equity                                                 182,494      173,595     145,607      139,297       136,060
                                                                 -----------  -----------  ----------  -----------  ------------
        Regulatory Capital                                           232,494      223,595     195,607      189,297       186,060
                                                                 -----------  -----------  ----------  -----------  ------------
Total Liabilities and Shareholders' Equity                       $ 3,090,772  $ 2,846,088  $2,641,350  $ 2,464,151  $  2,270,294
                                                                 ===========  ===========  ==========  ===========  ============

Average Period Total Loans, excluding Nonaccrual                 $ 1,962,345  $ 1,814,744  $1,675,088  $ 1,548,566  $  1,403,292
Average Period Investments                                       $   844,835  $   800,475  $  672,376  $   670,236  $    562,272
Average Period Interest Earning Assets                           $ 2,807,180  $ 2,615,219  $2,347,464  $ 2,218,803  $  1,965,564
Average Period Interest Bearing Liabilities                      $ 2,240,158  $ 2,108,995  $1,934,828  $ 1,826,994  $  1,609,827

Average Period Assets                                            $ 3,018,462  $ 2,811,106  $2,534,508  $ 2,388,154  $  2,133,395
Average Period Equity                                            $   180,132  $   151,094  $  144,073  $   141,635  $    132,773

Regulatory Capital
      Tier I or Leverage Capital                                 $   253,755  $   218,524  $  190,680  $   179,872  $    167,903
      Total Capital                                              $   289,936  $   252,994  $  226,092  $   214,571  $    207,371

Nonperforming Assets
      Nonaccrual Loans                                           $     7,507  $     4,418  $    6,028  $     3,487  $      3,104
      Loans 90 Days Past Due & Accruing                                    -           51           -          199             -
      Restructured Loans                                                 745          807       1,492        1,034           951
      OREO                                                               271          271         515          595           620
                                                                 -----------  -----------  ----------  -----------  ------------
Total Nonperforming Assets                                       $     8,523  $     5,547  $    8,035  $     5,315  $      4,675
                                                                 ===========  ===========  ==========  ===========  ============

Greater Bay Trust Company Assets                                 $   727,947  $   652,054  $  659,414  $   630,840  $    649,336

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SELECTED QUARTERLY CONSOLIDATED FINANCIAL CONDITION RATIOS:
                                                                      Feb 29       Dec 31     Sept 30      June 30        Mar 31
                                                                        2000         1999        1999         1999          1999
                                                                  ----------   ----------   ---------   ----------   -----------
Loan to Deposit Ratio                                                 71.93%       76.65%      73.89%       74.23%        74.81%
Ratio of Allowance for Loan Losses to:
      Total Loans                                                      2.25%        2.10%       1.89%        1.82%         1.81%
      Total Nonperforming Assets                                     523.68%      728.70%     411.05%      549.14%       574.67%

Total Nonperforming Assets to Total Assets                             0.28%        0.19%       0.30%        0.22%         0.21%

Ratio of Period Net Charge-offs to Average Loans , annualized         -0.01%       -0.28%       0.02%       -0.01%        -0.07%
Ratio of YTD Net Charge-offs to Average Loans , annualized            -0.01%       -0.09%      -0.02%       -0.04%        -0.07%

Internal Loan Growth, Annualized                                      19.95%       40.42%      35.89%       31.80%        47.47%
Recurring Revenue Growth, Annualized                                  35.83%       58.27%      49.09%       50.33%         6.40%

Earning Assets to Total Assets                                        92.45%       93.10%      92.33%       92.44%        92.86%
Earning Assets to Interest-Bearing Liabilities                       125.23%      125.51%     122.34%      121.19%       123.37%

Capital Ratios:
      Leverage (1)                                                     8.41%        7.77%       7.52%        7.53%         7.87%
      Tier 1 Risk Based Capital (1)                                   10.11%        9.16%       8.78%        9.33%         9.29%
      Total Risk Based Capital (1)                                    11.55%       10.61%      10.41%       11.13%        11.47%

Risk Weighted Assets                                            $ 2,510,504  $ 2,384,511 $ 2,172,461  $ 1,927,955   $ 1,807,523

Book Value Per Share                                            $     12.96  $     12.43 $     10.87  $     10.47   $     10.38
Total Shares Outstanding                                         14,078,785   13,964,065  13,390,746   13,310,362    13,109,887

(1)   Subsequent to February 29, 2000, $12.0 million of common stock and $9.5 million of trust preferred securities were issued. If these were issued as of February 29, 2000, the ratios would have been 9.12%, 10.97% and 12.41%, respectively.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares, Bay Commercial
Services and Mt. Diablo Bancshares on a pooling-of-interests basis.
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
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                              GREATER BAY BANCORP
                     February 29, 2000 - FINANCIAL SUMMARY
                 ($ in 000's, except share and per share data)

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SELECTED PERIOD CONSOLIDATED OPERATING DATA:

                                                                  January 1 to      Fourth       Third       Second         First
                                                                   February 29     Quarter     Quarter      Quarter       Quarter
                                                                          2000        1999        1999         1999          1999
                                                                  ------------  -----------  ----------  -----------  ------------
Interest Income                                                      $ 39,725     $ 55,568    $ 49,426     $ 45,155      $ 40,149
Interest Expense                                                       16,313       22,513      19,830       18,283        15,929
                                                                   -----------  -----------  ----------  -----------  ------------
     Net interest income Before provision for Loan Losses              23,412       33,055      29,596       26,872        24,220

Provision for Loan Losses                                               4,259        6,232       3,752        1,917         1,163
                                                                   -----------  -----------  ----------  -----------  ------------
     Net Interest Income After Provision for Loan Losses               19,153       26,823      25,844       24,955        23,057

Other Income:
Trust Fees                                                                565          774         768          727           721
Depositor Service Fees                                                    517          916         791          660           712
ATM Fees                                                                  265          474         620          501           515
Loan and International Banking Fees                                       437          862         871          651           449
Gain on Sale of SBA Loans                                                 142           85         272          351           302
Gain/(loss) on Investments                                                  -          (23)          4            -             -
Other Income (1)                                                        2,537        3,949       1,836          591           419
                                                                   -----------  -----------  ----------  -----------  ------------
                                                                        4,463        7,037       5,162        3,481         3,118
Nonrecurring - Warrant Income (5)                                       5,049       14,278           -          226             4
                                                                   -----------  -----------  ----------  -----------  ------------
  Other Income                                                          9,512       21,315       5,162        3,707         3,122

Operating Expenses:
Compensation and Benefits                                               7,230       10,745       9,482        9,129         8,714
Occupancy and Equipment                                                 2,602        3,449       2,978        2,750         3,026
Professional Services & Legal                                             479          481         756          601           580
Client Services                                                           331          474         323          138           439
FDIC Insurance and Assessments                                            161          179         167          128           117
Other Real Estate, Net                                                     10          (53)         30           15            21
Other Expenses                                                          1,929        3,112       3,244        3,403         2,537
                                                                   -----------  -----------  ----------  -----------  ------------
                                                                       12,742       18,387      16,980       16,164        15,434
Nonrecurring Expenses (2) (5)                                               -       11,837           -          323             -
                                                                   -----------  -----------  ----------  -----------  ------------
  Total Operating Expenses                                             12,742       30,224      16,980       16,487        15,434
                                                                   -----------  -----------  ----------  -----------  ------------
Net Income Before Income Taxes, Merger and Other Related

     Nonrecurring Costs and Extraordinary Items                        15,923       17,914      14,026       12,175        10,745
Income Taxes:
Income Tax Expense                                                      4,078        5,660       5,242        4,883         4,181
Nonrecurring Income Tax Expense (5)                                     2,123       (2,046)          -         (173)            -
                                                                   -----------  -----------  ----------  -----------  ------------
  Total Income Tax Expense                                              6,201        3,614       5,242        4,710         4,181
Net Income Before Merger and Other Related Nonrecurring Costs
     and Extraordinary                                                  9,722       14,300       8,784        7,465         6,564
Merger and Other Related Nonrecurring Costs, net of tax (5)             2,390        3,995           -        2,492             -
                                                                   -----------  -----------  ----------  -----------  ------------
Net Income Before Extraordinary Items                                   7,332       10,305       8,784        4,973         6,564
Extraordinary Items, net of tax (3)                                         -            -           -            -           (88)
                                                                   -----------  -----------  ----------  -----------  ------------
        Net Income                                                   $  7,332     $ 10,305    $  8,784     $  4,973      $  6,476
                                                                   ===========  ===========  ==========  ===========  ============
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

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SELECTED QUARTERLY CONSOLIDATED OPERATING RATIOS:

                                                                  January 1 to      Fourth       Third       Second         First
                                                                   February 29     Quarter     Quarter      Quarter       Quarter
                                                                          2000        1999        1999         1999          1999
                                                                 ------------- ------------ ----------- ------------  ------------
Net Income Per Share (Before Merger, Nonrecurring
    and Extraordinary Items)

     Basic                                                       $       0.49  $      0.73  $      0.66 $      0.56   $      0.50
     Diluted                                                     $       0.46  $      0.68  $      0.62 $      0.53   $      0.47
Net Income Per Share

     Basic                                                       $       0.52  $      0.77  $      0.66 $      0.38   $      0.50
     Diluted                                                     $       0.50  $      0.72  $      0.62 $      0.35   $      0.46
Weighted Average Common Shares Outstanding                         14,010,000   13,459,000   13,394,000  13,231,000    13,053,000
Weighted Average Common & Common Equivalent
     Shares Outstanding                                            14,744,000   14,400,000   14,190,000  14,070,000    13,973,000
Return on Period Average Assets, annualized (4)                          1.37%        1.38%        1.38%       1.24%         1.25%
Return on Period Average Equity, annualized (4)                         23.01%       25.77%       24.19%      20.93%        20.04%
Net Interest Margin - Average Earning Assets                             5.09%        5.01%        5.00%       4.86%         5.00%
Operating Expense Ratio (Before Nonrecurring and
Extraordinary Items)                                                     2.58%        2.60%        2.66%       2.71%         2.93%
Efficiency Ratio (Before Nonrecurring and
Extraordinary Items)                                                    45.71%       45.86%       48.85%      53.25%        56.46%
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

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(1)  Period ending February 29, 2000 and Q4 and Q3 of 1999 include a $2.1 million, $3.1million, and $900,000 gain on an equity investment, respectively.
(2) Q4 and Q2 of 1999 nonrecurring expenses are comprised of $7.4 million and $323,000 in donations to the GBB Foundation, respectively. (3) Includes $88,000 loss on early retirement of subordinated debt.
(4) Before Merger,Nonrecurring and Extraordinary Items of ($653,000), net of tax, for period ending February 29, 2000; $492,000, net of tax, Q4 of 1999; $2.5 million, net of tax, in Q2 1999; $88,000, net of tax, in Q1 1999.
(5) Components of merger, nonrecurring and extraordinary items. Net income excluding these items is $6,796 for period ending February 29, 2000, $9,813 at Q4 of 1999; $8,784 Q3 of 1999; $7,389 at Q2 of 1999 and $6,560 at Q1 of
     1999.

Note: Prior periods have been restated to reflect the mergers between Greater Bay Bancorp, Bay Area Bancshares, Bay Commercial Services and Mt. Diablo Bancshares on a pooling-of-interests basis.
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